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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                               Amendment No. 1 to

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 6, 2002


                            -------------------------


                            W-H ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)


              TEXAS                        000-31721             76-0281502
  (State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)

    10370 RICHMOND AVENUE, SUITE 990
         HOUSTON, TEXAS                                            77042
(Address of principal executive offices)                         (Zip code)


       Registrant's telephone number, including area code: (713) 974-9071





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EXPLANATORY NOTE: This Amendment is being filed to update certain matters set forth in the current report on Form 8-K filed by W-H Energy Services, Inc. on June 3, 2002.

ITEM 5.  OTHER EVENTS.

         On May 6, 2002, the Board of Directors of W-H Energy Services, Inc., a Texas corporation (the "Company"), declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.0001 per share. The dividend is payable on June 6, 2002 to the shareholders of record on June 6, 2002.

         These Rights, which are governed by a Rights Agreement dated May 31, 2002 between the Company and Computershare Trust Company, Inc., as Rights Agent, protect shareholders from coercive or otherwise unfair takeover tactics. In general terms, it works by imposing a significant penalty upon any person or group which acquires 20% or more of our outstanding common stock without the approval of our Board. The Rights Agreement should not interfere with any merger or other business combination approved by our Board.

         For those interested in the specific terms of the Rights Agreement, we provide the following summary description. Please note, however, that this description is only a summary, is not complete and should be read together with the entire Rights Agreement, which has been filed as an exhibit hereto. A copy of the agreement is available free of charge from the Company.

THE RIGHTS. Our Board authorized the issuance of a Right with respect to each outstanding share of common stock on June 6, 2002. The Rights will initially trade with, and will be inseparable from, the common stock. The Rights are evidenced only by certificates that represent shares of common stock. New Rights will accompany any new shares of common stock we issue after June 6, 2002 until the Distribution Date described below.

EXERCISE PRICE. Each Right will allow its holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock ("Preferred Share") for $110, once the Rights become exercisable. This portion of a Preferred Share will give the shareholder approximately the same dividend, voting and liquidation rights as would one share of common stock. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.

EXERCISABILITY.  The Rights will not be exercisable until

o 10 days after the public announcement that a person or group has become an "Acquiring Person" by obtaining beneficial ownership of 20% or more of our outstanding common stock, or, if earlier,

o 10 business days (or a later date determined by our Board before any person or group becomes an Acquiring Person) after a person or group begins a tender or exchange offer which, if completed, would result in that person or group becoming an Acquiring Person.

         We refer to the date when the Rights become exercisable as the "Distribution Date." Until that date, the common stock certificates will also evidence the Rights, and any transfer of shares of common stock will constitute a transfer of Rights. After that date, the Rights will separate from the common stock and be evidenced by book-entry credits or by Rights certificates that we will mail to all eligible holders of common stock. Any Rights held by an Acquiring Person are void and may not be exercised.




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CONSEQUENCES OF A PERSON OR GROUP BECOMING AN ACQUIRING PERSON.

o Flip In. If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person may, for $110, purchase shares of our common stock with a market value of $220, based on the market price of the common stock prior to such acquisition.

o Flip Over. If the Company is later acquired in a merger or similar transaction after the Rights Distribution Date, all holders of Rights except the Acquiring Person may, for $110, purchase shares of the acquiring corporation with a market value of $220 based on the market price of the acquiring corporation's stock, prior to such merger.

PREFERRED SHARE PROVISIONS.

Each one one-hundredth of a Preferred Share, if issued:

o    will not be redeemable.

o will entitle holders to quarterly dividend payments of $.01 per share, or an amount equal to the dividend paid on one share of common stock, whichever is greater.

o will entitle holders upon liquidation either to receive $1 per share or an amount equal to the payment made on one share of common stock, whichever is greater.

o    will have the same voting power as one share of common stock.

o if shares of our common stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of common stock.

The value of a one one-hundredth interest in a Preferred Share should approximate the value of one share of common stock.

EXPIRATION.  The Rights will expire on June 6, 2012.

REDEMPTION. Our Board may redeem the Rights for $.01 per Right at any time before any person or group becomes an Acquiring Person. If our Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $.01 per Right. The redemption price will be adjusted if we have a stock split or stock dividends of our common stock.

EXCHANGE. After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of our outstanding common stock, our Board may extinguish the Rights by exchanging one share of common stock or an equivalent security for each Right, other than Rights held by the Acquiring Person.

ANTI-DILUTION PROVISIONS. Our Board may adjust the purchase price of the Preferred Shares, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, a reclassification of the Preferred Shares or common stock. No adjustments to the Exercise Price of less than 1% will be made.



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AMENDMENTS. The terms of the Rights Agreement may be amended by our Board without the consent of the holders of the Rights. In addition, the Board may not cause a person or group to become an Acquiring Person by lowering this threshold below the percentage interest that such person or group already owns. After a person or group becomes an Acquiring Person, our Board may not amend the agreement in a way that adversely affects holders of the Rights.

         The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, form of Statement of Designations of Series A Junior Participating Preferred Stock, form of Right Certificate, form of the Summary of Rights and the specimen of the legend to be placed on new Common Share certificates, filed as exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of businesses acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

4.1. Rights Agreement, dated as of May 31, 2002, between the Company and Computershare Trust Company, Inc., as Rights Agent, specifying the terms of the Rights, which includes the form of Statement of Designations of Series A Junior Participating Preferred Stock of W-H Energy Services, Inc. as Exhibit A, the form of Right Certificate as Exhibit B and the form of the Summary of Rights to Purchase Preferred Shares as Exhibit C (incorporated herein by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A filed with the Securities Exchange Commission on June 5, 2002).

4.2. Form of Statement of Designations of Series A Junior Participating Preferred Stock of W-H Energy Services, Inc. (included as Exhibit A to the Rights Agreement (Exhibit 4.1 hereto)) setting forth the terms of the Series A Junior Participating Preferred Stock, par value $0.01 per share.

4.3. Form of Right Certificate (included as Exhibit B to the Rights Agreement (Exhibit 4.1 hereto)). Pursuant to the Rights Agreement, printed Right Certificates will not be delivered until as soon as practicable after the Distribution Date.

4.4. Form of Summary of Rights to Purchase Preferred Shares (included as Exhibit C to the Rights Agreement (Exhibit 4.1 hereto)) which, together with certificates representing the outstanding Common Shares of the Company, shall represent the Rights prior to the Distribution Date.



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4.5.     Specimen of legend to be placed, pursuant to Section 3(c) of the Rights
         Agreement, on all new Common Share certificates issued by the Company after June 6, 2002 and prior to the Distribution Date upon transfer, exchange or new issuance (incorporated herein by reference to Exhibit 5 to the Company's Registration Statement on Form 8-A filed with the Securities Exchange Commission on June 5, 2002).

99.1     Press Release dated May 6, 2002 (incorporated herein by reference to
         Exhibit 99.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2002).





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     W-H ENERGY SERVICES, INC.



Date:  June 5, 2002                  By: /s/ Ernesto Bautista, III
                                         -------------------------------------
                                         Ernesto Bautista, III
                                         Vice President and Corporate Controller





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                                  EXHIBIT INDEX


   EXHIBIT
   NUMBER                      DESCRIPTION
   -------                     -----------

    4.1. Rights Agreement, dated as of May 31, 2002, between the Company and Computershare Trust Company, Inc., as Rights Agent, specifying the terms of the Rights, which includes the form of Statement of Designations of Series A Junior Participating Preferred Stock of W-H Energy Services, Inc. as Exhibit A, the form of Right Certificate as Exhibit B and the form of the Summary of Rights to Purchase Preferred Shares as Exhibit C (incorporated herein by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A filed with the Securities Exchange Commission on June 5,
              2002).

    4.2. Form of Statement of Designations of Series A Junior Participating Preferred Stock of W-H Energy Services, Inc. (included as Exhibit A to the Rights Agreement (Exhibit 4.1 hereto)) setting forth the terms of the Series A Junior Participating Preferred Stock, par value $0.01 per share.

    4.3. Form of Right Certificate (included as Exhibit B to the Rights Agreement (Exhibit 4.1 hereto)). Pursuant to the Rights Agreement, printed Right Certificates will not be delivered until as soon as practicable after the Distribution Date.

    4.4. Form of Summary of Rights to Purchase Preferred Shares (included as Exhibit C to the Rights Agreement (Exhibit 4.1 hereto)) which, together with certificates representing the outstanding Common Shares of the Company, shall represent the Rights prior to the Distribution Date.

    4.5. Specimen of legend to be placed, pursuant to Section 3(c) of the Rights Agreement, on all new Common Share certificates issued by the Company after June 6, 2002 and prior to the Distribution Date upon transfer, exchange or new issuance (incorporated herein by reference to Exhibit 5 to the Company's Registration Statement on Form 8-A filed with the Securities Exchange Commission on June 5,
              2002).

   99.1 Press Release dated May 6, 2002 (incorporated herein by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2002).